UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024 (September 17, 2024)

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street, 12th Floor
 New York, New York  10120

(Address of Principal Executive Offices)

(212) 687-8700

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.

Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.

Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2024, prior to the October 7, 2024 expiration of the Second Amended and Restated Employment Agreement between Empire State Realty Trust, Inc. (the “Company”) and Anthony E. Malkin (the “Executive”), dated October 6, 2021 (the “Prior Agreement”), upon a recommendation from the Compensation Committee of the Board of Directors (the “Board”) of the Company, the Board approved a Third Amended and Restated Employment Agreement between the Company and the Executive (the “New Agreement”). The New Agreement extends the Executive’s employment term for three years to October 7, 2027 (the “Current Term”) and commencing with the expiration of the Current Term, shall automatically be renewed for additional consecutive one (1) year periods, subject to either party providing to the other party notice of non-renewal at least thirty (30) days prior to the expiration of the then-current employment term. The New Agreement also modifies the Prior Agreement to, among other changes:

•	Provide that, unless otherwise agreed by the parties, a failure by the Company to renew the Current Term or any subsequent term shall be deemed to be a termination of the Executive’s employment without Cause (as defined in the New Agreement);

•	Reflect the Executive’s current position as Chairman and Chief Executive Officer;

•	Reflect the Executive’s current base salary; and

•	Provide the Executive with a retention bonus to incentivize the Executive to remain employed through October 7, 2027 in the amount of $1,000,000 to be paid within thirty (30) days of October 7, 2027 or upon termination of the Executive’s employment by the Company without Cause or by the Executive for Good Reason (such terms, as defined in the New Agreement).

The foregoing summary of the New Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated Employment Agreement
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024

EMPIRE STATE REALTY TRUST, INC.
(Registrant)

By:	/s/Christina Chiu
Name: Christina Chiu
Title: President

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024

EMPIRE STATE REALTY OP, L.P.
(Registrant)

By:	Empire State Realty Trust, Inc.,
as general partner

By:	/s/ Christina Chiu
Name: Christina Chiu
Title: President